SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy      [_]  Soliciting Material   [_]  Confidential, For
Statement                   Under Rule the 14a-12      Use of Commission Only
                                                       (as permitted by Rule
                                                       14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                               United Energy Corp.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:
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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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



                               UNITED ENERGY CORP.
                       600 MEADOWLANDS PARKWAY, SUITE #20
                               SECAUCUS, NJ 07094
                                  800-327-3456
                ------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                ------------------------------------------------

TIME ...............................     11:00 a.m. on Wednesday, November 6,
                                         2002
PLACE ..............................     Offices of Greenberg Traurig, LLP
                                         MetLife Building - 15th Floor
                                         200 Park Avenue
                                         New York, NY 10166
ITEMS OF BUSINESS ..................     (1) To elect six members of the Board
                                             of Directors for one year terms.
                                         (2) To approve an amendment and
                                             restatement of the 2001 Equity
                                             Incentive Plan, to expand the
                                             number of shares to a total of four
                                             million shares
                                         (3) To transact such other business as
                                             may properly come before the
                                             Meeting and any adjournment or
                                             postponement.
RECORD DATE ........................     You can vote if you are a stockholder
                                         of record on October 4, 2002.
ANNUAL REPORT ......................     Our 2002 Annual Report, which is not a
                                         part of the proxy soliciting material,
                                         is enclosed.
PROXY VOTING .......................     It is important that your shares be
                                         represented and voted at the Meeting.
                                         PLEASE MARK, SIGN, DATE AND PROMPTLY
                                         RETURN the enclosed proxy card in the
                                         postage-paid envelope.
                                         Any proxy may be revoked at any time
                                         prior to its exercise at the Meeting.
Sanford M. Kimmel
Secretary

October 16, 2002

                               UNITED ENERGY CORP.
                       600 MEADOWLANDS PARKWAY, SUITE #20
                               SECAUCUS, NJ 07094

                                 PROXY STATEMENT

 ------------------------------------------------------------------------------

     The proxy materials are delivered in connection with the solicitation by the Board of Directors of United Energy Corp. (the "Company," "we," or "us"), a Nevada corporation, of proxies to be voted at our 2002 Annual Meeting of Stockholders and at any adjournment or postponement.

     You are invited to attend our Annual Meeting of Shareholders on November 6, 2002, beginning at 11:00 a.m. The Meeting will be held at the legal offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, 15th Floor, New York, N.Y. 10166. Please call 212-801-9200 for directions.

     This Proxy Statement, form of proxy and voting instructions are being mailed starting on or about October 17th, 2002.

STOCKHOLDERS ENTITLED TO VOTE

     Holders of the Company's common stock at the close of business on October 4, 2002, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 22,180,270 shares of common stock outstanding. Each share entitles the holder thereof to one vote.

REVOCATION OF PROXIES

     Proxies may be revoked at any time before they are exercised by:

     o  written notice to the Secretary of the Company;

     o  timely delivery of a valid, later-dated proxy; or

     o  voting by ballot at the Annual Meeting.

LIST OF STOCKHOLDERS

     The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting, during business hours at the offices of the Company.

REQUIRED VOTE

     The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

     A plurality of the votes cast is required for the election of Directors. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of Directors. The Company's Bylaws provide for cumulative voting; in other words, stockholders may cast all of their votes for a single nominee for each share owned, cast one vote for each nominee, or any combination thereof.

     The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the amendment and restatement of the United Energy Corp. 2001 Equity Incentive Plan ("2001 Equity Incentive Plan"). Abstentions and broker non-votes are counted as votes "against" these proposals, but are counted in determining the number of shares present or represented on each of the proposals.

     If your broker holds your shares in its name, the broker is permitted to vote your shares on the election of Directors and the approval of the 2001 Equity Incentive Plan even if it does not receive voting instructions from you.

COST OF PROXY SOLICITATION

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We have hired Morrow & Company to distribute and solicit proxies. We will pay Morrow & Company a fee of $2,500, plus reasonable expenses, for these services.

STOCKHOLDER ACCOUNT MAINTENANCE

     Our Transfer Agent is Interstate Transfer Co., 6084 South 900 East, Suite 101, Salt Lake City, Utah 84121. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues can be handled by calling 801-281-9746.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and beneficial owners of greater than ten percent of the Company's common stock are required by the SEC's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 for the fiscal year ended June 30, 2000, the Company believes that all its officers, directors and beneficial owners of greater than ten percent of the Company's common stock complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 2002.

INDPENDENT AUDITORS

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $37,506 for Arthur Anderson LLP ("Andersen") for the first three quarterly reviews of the fiscal year and $47,500 for the year end audit and review of the company's annual report on form 10-K, by Grant Thornton LLP ("Grant Thornton").

CHANGE IN AUDITORS

     On May 29, 2002, the Board of Directors of the Company, at the recommendation of its Audit Committee, dismissed Andersen as the Company's independent public accountants and engaged Grant Thornton to serve as the Company's independent public accountants for fiscal year 2003.

     During the fiscal year ended March 31, 2001, Andersen's report contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K during either of the last two fiscal years. For the fiscal year ended March 31, 2000, the report of Arthur Andersen, LLP contained a provision as to the status of the Company as a going concern.

     The Company reported the dismissal and change in independent auditor on Form 8-K on May 29, 2002. The Form 8-K contained a letter from Andersen dated May 29, 2002 and addressed to the Securities and Exchange Commission, stating its agreement with the statements contained in such disclosures. During the Company's two most recent fiscal years and through May 29, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years.

     During the fiscal years ended March 31, 2002 and 2001 and through the date of the Board's decision to engage Grant Thornton, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in items 304(a)(2)(i) and (ii) of Regulation S-K.

     Upon recommendation of its Audit Committee, the Board of Directors appointed Grant Thornton as independent public accountants to audit the books and accounts of the Company for the fiscal year ending March 31, 2003, such appointment to continue at the pleasure of the Audit Committee.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND OTHER FEES

     There were no fees billed or professional services rendered by either Andersen LLP or Grant Thornton relating to financial information systems design and implementation for the fiscal year ended March 31, 2002.

ALL OTHER FEES

     Andersen billed the Company $108,810 in fiscal year 2002 for professional services in connection with the preparation and review of the Company's Form 10.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee operates under a written charter, which has been approved by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. During the fiscal year ended March 31, 2002, and as of the date of the adoption of this report, the Audit Committee was comprised of three directors. All three of the members of the Audit Committee are independent under Rule 4200(a)(15) of the NASD's listing standards.

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the March 31, 2002, financial statements including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and the alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management including the ramifications of the use of such alternative treatments preferred by the independent auditors. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     The Audit Committee reviewed the overall scope of the audits performed by the independent auditors. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations of the Company's internal controls and the overall quality of the Company's financial reporting.

     Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2002, to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Mr. Thomas Spencer, Chair
Mr. Andrea Pampanini
Mr. Robert Deak

                          ITEM 1--ELECTION OF DIRECTORS
 ------------------------------------------------------------------------------

     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. If you are voting by telephone or on the Internet, you will be told how to withhold your vote from some or all of the nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as
Directors:

     Robert Deak, Andrew Lundquist, Andrea Pampanini, Martin Rappaport, Ronald Wilen and Rodney Woods.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

     We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.

     The principal occupation and certain other information about the nominees are set forth on the following pages.


NAME                 AGE    EXECUTIVE POSITION               DIRECTOR SINCE
Robert Deak            57   --                               2002
Andrew Lundquist       41   President of the Energy          2002
                            Division
Andrea Pamapanini      62   --                               2001
Martin Rappaport       66   --                               2001
Ronald Wilen           63   Chairman of the Board & Chief    1995
                            Executive Officer
Rodney Woods           61   President                        2002


     Robert F. Deak. Mr. Deak has served as a director since February 2002. Mr. Deak has more than 25 years experience in the financial services industry, the last 12 of which were in investment management, marketing and consulting. In 1995, Mr. Deak founded Matryx Services International, LLC, of which he is president, which provides private banking, investment management and business consulting services.

     Andrew D. Lundquist. Mr. Lundquist has served as a director since May 2002. From February 2001 to May 2002 Mr. Lundquist served as the Director of Energy Policy for the Vice President of the United States of America. From February 1998 to February 2001, Mr. Lundquist was the Staff Director of the United States Senate Energy and Natural Resources Committee, which Senator Frank Murkowski chaired during Mr. Lundquist's tenure. Mr. Lundquist also acted as a lead staff member for the 2000 Republican Platform Subcommittee on energy, Public Lands and the Environment. During January 1996 to February 1998, Mr. Lundquist was Chief of Staff for United States Senator Frank Murkowski.

     Andrea Pampanini. Mr. Pampanini has served as a director since December 2001. Mr. Pampanini is an organizational advisor with extensive restructuring, marketing and strategic planning experience serving, among other industries, the chemical, petroleum, pharmaceutical, basic metals, electrical equipment, power generation and heavy industrial goods sectors. In 1989, Mr. Pampanini founded Turnaround Associates Inc., a consulting firm specializing in the financial and operational organization of medium to large-sized companies. Mr. Pampanini has devoted a major portion of his career to the Middle East, including serving as Executive Vice President of Development Resources Corporation from 1971 to 1977, during which time he supervised the final phases of the Dez hydroelectric power and irrigation project in Iran.

     Mr. Rappaport is self-employed, and develops and manages commercial and residential real estate interests (including office space leased to United Energy), having done so for the past 30 years. He is active with, and a contributor to, Blythedale Childrens Hospital in Valhalla, New York.

     Mr. Wilen has been primarily engaged as the chief executive officer of United Energy Corp. since 1995, serving as its President and as one of its directors. He devotes substantially all of his business time to the affairs of United Energy. Mr. Wilen also has served since 1995 as the President of Nor Industries, Inc., the principal subsidiary of United Energy. In the period from April 1995 through October 1995 Mr. Wilen primarily was engaged in overseeing the development of the assets which are now part of United Energy, assembling the team of administrative and technical personnel to run United Energy and in arranging for the acquisition of the Company which took place in October 1995.

     Rodney I. Woods. Mr. Woods has served as President and a Director of the Company since July 2002. Before his present appointment with United Energy Corp., Mr. Woods was the Chief Executive Officer of McCormack Advisors International, LLC, a joint venture between Merrill Lynch and International Management Group. Prior to the formation of this investment advisory company, Mr. Woods was First Vice President and National Marketing Manager for the Eastern Sales Division of Merrill Lynch for five years. From 1998 to 1992, Mr. Woods was President and Chief Executive Officer of the Merrill Lynch Trust Company. Before rejoining Merrill Lynch in 1987, Mr. Woods was Senior Vice President and Marketing Director of the United States Trust Company of New York.

                         BOARD AND COMMITTEE MEMBERSHIP

      Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our President and Chief Executive Officer, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees. During fiscal year 2002, the Board of Directors met eight times and acted two times by unanimous consent. The Board has established two committees as follows:

THE AUDIT COMMITTEE

     The Audit Committee was established on June 19, 2001 and met twice during the fiscal year ended March 31, 2002 and is responsible for retention, compensation and oversight of the public accounting firm to be our outside auditors, subject to approval by the shareholders. Its members are Messrs. Deak, Spencer (chair), and Pampanini. The Committee:

     o reviews with the outside auditors the scope of the audit, the auditors' fees and related matters;

     o receives copies of the annual comments from the outside auditors on accounting procedures and systems of control;

     o reviews with the outside auditors any questions, comments or suggestions they may have relating to our internal controls, accounting practices or procedures or those of our subsidiaries;

     o reviews with management and the outside auditors our annual and quarterly financial statements and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10-K or 10-Q with the SEC. This review includes the items required by SAS 61 as in effect at that time in the case of the quarterly statements;

     o receives from the outside auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discusses it with the outside auditors;

     o  reviews  periodically  the adequacy of the systems of internal  controls
        and  accounting   practices  of  the  Company  and  its  subsidiaries
        regarding accounting trends and developments;

     o reviews compliance with laws, regulations, and internal procedures, and contingent liabilities and risks that may be material to us;

     o  reviews and reassesses annually the adequacy of its charter; and

     o prepares a report each year concerning compliance with its charter for inclusion in the Company's annual Proxy Statement.

     The Board of Directors has adopted a written charter for the Audit Committee. On October 14, 2002 a revised Charter was adopted to reflect the enactment of the Sarbanes-Oxley Act of 2002. A copy of the Audit Committee Charter, as presently in effect, is attached as Annex 1 to this Proxy Statement.

THE COMPENSATION COMMITTEE

     The Compensation Committee was established on June 19, 2001 and met twice during the fiscal year, and is responsible for establishing annual and long-term performance goals for our elected officers. This responsibility includes establishing the compensation and evaluating the performance of the Chairman and CEO and other elected officers. In addition, the Compensation Committee will be responsible for grants of options and awards under the 2001 Equity Incentive Plan as amended, provided the Plan is approved by shareholders. Its members are Messrs. Deak and Pampanini (chair).

FEES AND BENEFIT PLANS FOR NON-EMPLOYEE DIRECTORS

     The Directors currently do not receive any monetary compensation for their service as Directors, but are expected to be compensated in the future. Each director received 10,000 options at the beginning of their Board terms.

RELATED TRANSACTIONS

     Mr. Rappaport owns the company from which United Energy leases the facility it occupies in Secaucus, New Jersey constituting 9,600 square feet. The Company pays $92,640 per year under this lease. The lease term ended on September 30, 2002. The Company is in the process of renewing the lease at similar terms for a five year initial term and continues to operate under the old lease.

     In addition to being a stockholder and Director of the Company, Mr. Seaman served as Executive Vice President and performed legal services for the Company until July 1, 2002. During 2002, Mr. Seaman's law firm, Seaman & Wehle billed the Company $164,560 for such legal services and for reimbursement for various expenses incurred on behalf of the Company. During 2002, the Company granted Mr. Seamans 100,000 shares of stock and 400,000 options for his work and services. The amount of such bills, in addition to some prior amounts owed, have been accrued on the Company's books for a total of $244,140 as amounts due to related party. The newly billed amount of $164,560 remains unpaid and in dispute.

INDEMNIFICATION

     We indemnify our Directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company, as required under our By-laws.

             SECURITIES OWNERSHIP OF OFFICERS, DIRECTORS AND OTHERS

     The table below shows the number of shares of our common stock beneficially owned as of October 1, 2002 by each of our Directors, executive officers listed in the Summary Compensation Table, holders of more than five percent of company stock, as well as the number of shares beneficially owned by all of our Directors and executive officers as a group.

                                      NUMBER OF SHARES
                                      ----------------
                                            OPTIONS
                                COMMON    EXERCISABLE      TOTAL     PERCENTAGE
                                 STOCK  WITHIN 60 DAYS    SHARES      OWNERSHIP

Reginald Babcock.........           --      10,000         10,000         *
162 Millstone Road
Glastonbury, CT 06033
Robert Deak .............           --      10,000         10,000         *
12 East 86th Street, Suite
601
New York, NY 10028
Sanford Kimmel...........           --      25,000         25,000         *
600 Meadowlands Parkway #20
Secaucus, N J 07094
Andrew Lundquist.........           --      375,000        375,000       1.6
600 Meadowlands Parkway #20
Secaucus, NJ 07094
Andrea Pampanini.........       22,500      10,000         32,500         *
1120 Ave of the Americas
4th Flr
New York, NY 10036
Martin Rappaport.........    2,177,310      810,000       2,987,310     13.0
110 Charlotte Place
Englewood, NJ 07632
Robert Seaman............    1,781,627      400,000       2,181,627      9.6
515 Madison Ave.
New York, NY 10022
Thomas Spencer...........           --      10,000         10,000         *
520 East 72nd St.
New York, NY 10021
Ronald Wilen ............    3,570,000      400,000       3,970,000     17.5
600 Meadowlands Parkway #20
Secaucus, NJ 07094
Rodney Woods.............           --      500,000        500,000       2.2
600 Meadowlands Parkway #20
Secaucus, NJ 07094
Directors and Executive
Officers as a group .....    7,551,437     2,550,000     10,101,437     40.7

John Holmgren............    1,000,000      500,000       1,500,000      6.6
43 Turning Mill Lane
New Canaan, CT 06840
Nasser J. Kazeminy.......    1,000,000      500,000       1,500,000      6.6
760 Island Drive
Palm Beach, FL 33480
LSR Capital..............    1,000,000      500,000       1,500,000      6.6
50 Charles Lindbergh Blvd
Uniondale, NY 11553
* Under 1 %

         ITEM 2--APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE UNITED
           ENERGY INC. 2001 AMENDED AND RESTATED EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------

     On May 29, 2002, the Board of Directors amended the 2001 Equity Incentive Plan, to increase the number of shares available for the grant of options under the 2001 Plan from 2,000,000 up to 4,000,000 shares. A copy of the 2001 Equity Incentive Plan, as amended and restated, is attached hereto as Annex 2. The amendment to the 2001 Plan will not become effective unless it is approved by the holders of record of a majority of the shares of the Company's Common Stock. The 2001 Equity Incentive Plan provides for the granting of options to purchase common stock of the Company to employees, officers and directors of the Company. The Company currently has 14 employees, six directors and four officers. The Board believes that by allowing us to offer our employees, directors and other individuals long-term, performance-based compensation through the 2001 Equity Incentive Plan, we will continue to be able to attract, motivate and retain experienced and highly qualified individuals who will contribute to our financial success. Except for the increase in the number of shares available for issuance thereunder, the 2001 Plan remains unchanged.

     It is the judgment of the Board of Directors that it would be in the best interests of the Company for the stockholders to ratify the amendment to the 2001 Plan to increase the number of shares available for the grant of Options under the 2001 Plan from 2,000,000 up to 4,000,000 shares. Provisions have been included to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to options and other awards by qualifying payments under the Plan as performance-based compensation.

     Stockholder approval of the Board's amendment to the 2001 Plan is required within twelve months of the Board's approval of the amendment; however, the Company desires to obtain stockholder approval prior to granting any options over the current amount authorized and the amendment to the 2001 Plan will not become effective until approved by the requisite stockholder vote. The following discussion of the principal features and effects of the 2001 Plan, as amended is qualified in its entirety by reference to the text of the 2001 Plan, as amended, set forth in Annex 2 attached hereto.

ADMINISTRATION AND DURATION

     The selection of participants in the 2001 Equity Incentive Plan and the level of participation of each participant will be determined by the Compensation Committee of the Board of Directors. Currently the Compensation Committee is comprised of two directors who are not employees of the Company. The Compensation Committee will have the authority to interpret the 2001 Equity Incentive Plan, to establish and revise rules and regulations relating to the 2001 Equity Incentive Plan, and to make any other determinations that it believes necessary or advisable for the administration of the 2001 Equity Incentive Plan. The Compensation Committee may delegate any or all of its authority to administer the 2001 Equity Incentive Plan as it deems appropriate, except that no delegation may be made in the case of awards intended to be qualified under Section 162(m) of the Code.

     The 2001 Equity Incentive Plan will terminate on August 22, 2011, unless terminated earlier by the Compensation Committee.

LIMIT ON AWARDS UNDER THE 2001 EQUITY INCENTIVE PLAN

     The maximum number of shares as to which stock options and stock awards may be granted under the 2001 Equity Incentive Plan was amended to increase the number of shares from 2,000,000 to 4,000,000 shares. During the ten-year term of the 2001 Equity Incentive Plan, no person may be granted stock options or stock awards of more than 500,000 shares in any fiscal year. The shares to be delivered under the 2001 Equity Incentive Plan will be made available from the authorized but unissued shares of United Energy common stock or from treasury shares. Shares initially issued under the 2001 Equity Incentive Plan that become subject to lapsed or cancelled awards or options, and shares tendered in a stock-for-stock exercise of options, will be available for further awards and options.

ELIGIBILITY

     All employees and directors of the Company and its subsidiaries will be eligible to participate in the 2001 Equity Incentive Plan. Consultants who perform services for the Company also are eligible. From time to time, the Compensation Committee will determine the individuals who will be granted awards, and the number of shares subject to such grants. It is expected that these determinations will be based on each individual's current and potential contribution to the success of the Company and its subsidiaries. At the discretion of the Compensation Committee, a participant may receive any combination of options and stock awards.

STOCK OPTIONS

     Options granted under the 2001 Equity Incentive Plan as amended may be either non-qualified stock options or incentive stock options qualifying under
Section 422 of the Code but only employees are eligible for incentive stock options. The option price is payable in cash or, if the grant provides, in common stock.

     The 2001 Equity Incentive Plan provides that in the case of employees, all unvested awards shall become payable or exercisable upon a change of control of the Company and the qualifying termination of the employee. A "change in control" includes:

     o  certain changes in the composition of more than 50% of the Board;

     o the acquisition by a third party of 15% or more of our common stock without Board approval, or the acquisition by a third party of 50% or more of the common stock;

     o  a merger;

     o  a sale of all or substantially all of our assets; or

     o  dissolution.

     The Compensation Committee will determine the terms of each stock option grant at the time of the grant. Shares from the 2001 Equity Incentive Plan underlying options that have terminated or lapsed, including options that have been surrendered unexercised, may be made subject to further options or awards.

TRANSFERABILITY

     Generally, options or awards granted under the 2001 Equity Incentive Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options or awards may be exercised only by the optionee.

CERTAIN ADJUSTMENTS

     In the event of any change in the number or kind of outstanding shares of common stock of the Company by reason of a recapitalization, merger, consolidation, reorganization, separation, liquidation, stock split, stock dividend, combination of shares or any other change in the corporate structure or shares of stock of the Company, an appropriate adjustment will be made consistent with applicable provisions of the Code and applicable Treasury Department rulings and regulations:

     o in the number and kind of shares for which any options or awards may thereafter be granted, both in the aggregate and as to each optionee;

     o in the number and kind of shares subject to outstanding options and awards;

     o  in the option price; and

     o  other adjustments as the Compensation Committee deems appropriate.

AMENDMENT AND REVOCATION

     The Compensation Committee may amend or revoke the Plan, subject to applicable listing requirements, but may not, without prior approval of our stockholders increase the maximum number of shares of common stock which may be issued under the 2001 Equity Incentive Plan.

TAX TREATMENT OF OPTIONS AND AWARDS

INCENTIVE STOCK OPTIONS

     An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his income as a result of a disqualifying disposition.

NON-QUALIFIED STOCK OPTIONS

     A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

     The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be long-term or short-term gain (or loss), depending upon the holding period of the shares.

     If a non-qualified option is exercised by tendering previously-owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following will apply. A number of new shares equal to the number of previously-owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously-owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income, and his holding period in such shares will begin on the date of exercise.

STOCK AWARDS

     The most recent closing price on October 14, 2002 of our common stock as reported by the OTC Bulletin Board was $1.80 per share.

OPTIONS GRANTED

                                NEW PLAN BENEFITS
              Options Granted Under the 2001 Equity Incentive Plan

           Name             Position        Value+      Options to
                                                          Purchase
                                                            Shares
    Ron Wilen(1)        Chairman & CEO     $376,000        400,000
    Robert Seaman*(1)   Executive Vice
                        President           376,000        400,000
    Robert Deak(2)      Director Nominee     9,400          10,000
    Martin Rappaport(1) Director Nominee     9,400          10,000
    Andrea Pampanini(1) Director Nominee     9,400          10,000
    Andrew Lundquist(3) Director Nominee   329,000         350,000
    Rodney Woods        Director Nominee        --              --

    Executive Group     (Group of 4)      1,116,250      1,187,500
    Non-Executive
    Directors           (Group of 5)         47,000         50,000
    Non-Executive
    Officers            (Group of 4)        188,000        200,000


* Resigned from executive position in September 2002
+ Based on an Estimated Option Price of $0.94

(1) The exercise price of the option is $1.11. The option is immediately vesting and expires on August 22, 2011.

(2) The exercise price of the option is $1.25. The option is immediately vesting and expires on August 22, 2011.

(3) The exercise price of the option is $1.95. The option is immediately vesting and expires on August 22, 2011.

     The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendment and restatement of the 2001 Equity Incentive Plan.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE UNITED ENERGY CORP. 2001 EQUITY INCENTIVE PLAN.

COMPENSATION COMMITTEE REPORT

OVERVIEW OF COMPENSATION PHILOSOPHY AND PROGRAM

     The Compensation Committee establishes the salaries and other compensation of the executive officers of the Company, including its President and CEO and other executive officers named in the Compensation Table (the "Named Executive Officers"). The Committee consists entirely of independent Directors who are not employees of the Company.

     The Company's executive compensation program is designed to:

     o retain executive officers by compensating them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

     o link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

     o encourage significant ownership of Company common stock by executive officers.

     As discussed below, the program consists of, and is intended to balance, three elements:

     o SALARIES AND ANNUAL INCENTIVE COMPENSATION. Through May 2002 neither of the two executive officers received cash compensation. Beginning in May 2002, in conjunction with the hiring of the new management
        team, Ron Wilen  began  drawing a  salary.   At that time the
        Compensation Committee reviewed and approved the cash compensation and option grants to the new team of executive officers. Based upon the existing contract arrangements, the Compensation Committee will perform an annual evaluation of each member of the management team's job performance and assess the salaries and total compensation paid by the Company compared with a peer group to
        executive officers holding equivalent positions.   This peer group
        consists of approximately 700 companies with comparable market capitalizations, referred to in the Performance Graph that follows this report.

     o LONG-TERM INCENTIVE COMPENSATION. Long-term incentive awards, which consist of stock options and stock appreciation rights are designed to ensure that incentive compensation is linked to the long-term performance of the Company and its Common Stock. In March 2002 Ron Wilen and Bob Seaman were granted 400,000 options each under the 2001 Equity Incentive Plan in lieu of cash compensation for their
        services  to the  Company.   Additionally,  in  connection  with  the
        hiring of the new management team in May 2002, each of the new executives was granted options commensurate with their skills and what was determined to be required to attract them to join the Company.

     o EVALUATION OF EXECUTIVE PERFORMANCE. The Compensation Committee does not rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the President and CEO and the Company's other executive officer. Instead, the Compensation Committee considers:

     o  management's overall accomplishments;

     o  the accomplishments of the individual executives;

     o  the Company's financial performance; and

     o  other criteria discussed below.

     In fiscal year 2002, management continued to implement its long-term strategies. In view of the Company's early growth status, the Compensation Committee has not yet reviewed salaries or incentive awards for executive officers under the 2001 Equity Incentive Plan.

                             EXECUTIVE COMPENSATION
 ______________________________________________________________________________

                  SUMMARY COMPENSATION TABLE (FISCAL YEAR 2002)
              ANNUAL COMPENSATION       LONG-TERM COMPENSATION
                                            AWARDS        PAYOUTS
                               OTHER
NAME AND                      ANNUAL  RESTRICTED SECURITIES            ALL
---------                     COMPEN-   STOCK     UNDER-     LTIP      OTHER
PRINCIPAL       SALARY BONUS  SATION(1 AWARDS      LYING    PAYOUTS   COMPEN- )
POSITION  YEAR   ($)    ($)     ($)   )  ($)     OPTIONS(#)   ($)     SATION($

Ronald
Wilen     2002  79,500   0      (1)       0      400,000     0           0
President 2001    0      0      (1)       0         0        0           0
          2000    0      0      (1)       0         0        0           0

Robert
L. Seaman 2002    0      0       0    111,000(2) 400,000     0           0
Executive
Vice      2001    0      0       0        0         0        0           0
President 2000    0      0       0        0         0        0           0


(1) The company paid for an automobile used by Mr. Wilen under a monthly lease of $935.38. It also pays for medical insurance for Mr. Wilen at a rate of $814.86 per month. The Company's financial statements reflect a total of $250,000 in imputed salaries including both Mr. Wilen and Mr. Seaman for each year listed above through the fourth quarter of fiscal year 2002.

(2) The value of the share awarded was $111,000 based upon a closing price of $1.11 on March 4, 2002, the date of the grant. There was no other grant of restricted stock during the fiscal year ended March 31, 2002. The 100,000 share was immediately saleable subject to Rule 144 restrictions.

     On May 3, 1999 the Company adopted a comprehensive stock option plan for its officers, employees and consultants. Also, on May 3, 1999 the Board of Directors acting in its capacity as the stock option committee awarded options to purchase 750,000 shares of the Company's common stock to each of Mr. Wilen and Mr. Seaman. The options so granted were exercisable at a price of $1.50 per share (the closing price on the date of grant) and were valid for a term of 10 years. However, none of such options were to be exercised until the option plan had been approved by the stockholders which did not occur and therefore such awards no longer exist.

TAX POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the tax deduction available to the Company to $1 million for compensation paid (not including amounts which by agreement are required to be deferred) to the Company's five most highly compensated officers, unless certain requirements are met. One requirement is that compensation over $1 million must be based upon Company attainment of performance goals approved by the shareholders. Any stock options awarded under the 2001 Equity Incentive Plan would be "performance-based" and eligible for an exception to the deduction limitation, provided other requirements also are met including the requirement that the Compensation Committee consist entirely of outside Directors.

THE COMPENSATION COMMITTEE:

Mr. Andrea Pampanini Chair
Mr. Robert Deak

PERFORMANCE GRAPH

     This graph compares our total stockholder returns, the NASDAQ Market Index, and a peer index compiled by us that consists of approximately 700 companies with comparable market capitalizations (the "Peer Group"). The graph assumes $100 invested at the per-share closing price of the common stock on March 31, 1999, in United Energy and each of the indices.

              [Data below represents line chart in printed piece.]

                         COMPARE CUMULATIVE TOTAL RETURN
                           AMONG UNITED ENERGY CORP.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

COMPANY/INDEX/MARKET          3/31/1999  3/31/2000 3/30/2001  3/31/2002
United Energy                 $100.00    $ 48.65   $75.68     $45.41

Customer Selected Stock List   100.00     183.95    46.43      31.59
NASDAQ Market Index            100.00     185.83    74.73      76.74

                     ASSUMES $100 INVESTED ON APRIL 1, 1999
                        FISCAL YEAR ENDING MARCH 31, 2002

[OBJECT OMITTED]

           REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY
            PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
                                  STOCKHOLDERS
 ------------------------------------------------------------------------------


     Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2003 Annual Meeting of Shareholders, the proposal must be received by us, Attention: Mr. Sanford M. Kimmel, Secretary, at our principal executive offices by July 2, 2003.

     The Board is not aware of any matters that are expected to come before the 2002 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

     Whether or not you plan to attend the meeting, please vote.

By order of the Board of Directors,

Sanford M. Kimmel
Secretary

October 16, 2002

                                                                         ANNEX 1

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                               UNITED ENERGY CORP.

                                     CHARTER

                            ADOPTED OCTOBER 14, 2002

I.   PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

     o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.  COMPOSITION

The Committee shall consist of no fewer than three members, a majority of whom shall meet such independence and experience requirements, if any, as may be established by law, regulation or the Company's corporate governance principles.

The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Board shall have sole authority to remove members of the Committee.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

A.   Independent Auditor Selection and Oversight

1. The Committee shall have the sole authority to appoint, retain, or replace the Company's independent auditor (subject, if applicable, to stockholder ratification) and to approve all audit engagement fees and terms. The Committee shall meet annually with the independent auditors and financial management of the Company to review the scope and plan of the proposed audit for the year, including the independent auditor's compensation and terms of engagement. At the conclusion of each audit the Committee shall review the results of the audit, including any comments or recommendations of the independent auditors and management's response to such comments or recommendations.

2. The Committee shall review and approve any non-audit engagements with the independent auditors and otherwise ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company. In addition, the Committee shall actively engage in dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity independence of the independent auditors.

3. The Committee shall, at least annually, obtain and review a report by the independent auditor describing: (a) the independent auditor firm's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audit carried out by the firm, and any steps taken to deal with any such issues; and (c) (to assess the auditor's independence) all relationships between the independent auditor and the Company.

4. After reviewing the material described in paragraphs 2 and 3 and the independent auditor's work throughout the year, the Committee shall evaluate the qualifications, performance, and independence of the auditor. Such evaluation shall include, without limitation: (a) a review and evaluation of the lead partner of the independent auditor and (b) the opinions of management and the company's internal auditors or any other personnel responsible for the internal audit function. In addition to assuring the regular rotation of the lead audit partner as required by law, the Committee shall also consider whether, to assure continuing auditor independence, there should be regular rotation of the independent auditor firm itself. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance, and independence of the independent auditor.

5. The Committee shall recommend to the Board clear hiring policies for employees or former employees of the independent auditors.

B.   Financial Statements and Disclosures

1. The Committee shall review and discuss the annual audited financial statements included in the Company's Form 10-K and quarterly financial statements included in the Company's Form 10-Q, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management and the independent auditor prior to their release. This review should be coordinated with the independent auditor's quarterly reviews and annual audits of the Company's financial statements and issuance of their applicable reports and opinions. The Committee shall determine that the independent auditors are satisfied with the report's disclosure and content.

2. The Committee shall review and discuss with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including
(a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (b) any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (c) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including, analyses of the effect of alternative assumptions, estimates, or GAAP methods on the Company's financial statements; and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

3. The Committee shall provide the opportunity at all Committee meetings and, in any event, shall regularly review and discuss with the independent auditor any audit problems or difficulties and management's response including: (a) any restrictions on the scope of the independent auditor's activities or on access to requested information; and (b) any significant disagreements with management. The Committee may also review with the independent auditor (a) any accounting adjustments that were noted or proposed by the auditor but were not incorporated into the financial statements or disclosure (as immaterial or otherwise); (b) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and (c) any "management" or "internal control" letter issue or proposed to be issued, by the audit firm to the Company.

4. The Committee shall resolve all disagreements between management and the independent auditor regarding financial reporting.

5. The Committee shall discuss generally (i.e., the types of information to be disclosed and the type of presentation to be made) earnings press releases (with particular attention to the use of "pro forma," or "adjusted" non-GAAP, information) as well as financial information and earnings guidance provided to analysts and rating agencies.

6. The Committee shall prepare the annual report of the Committee required by SEC rules and undertake all matters necessary for the preparation of such report.

C.   Oversight of Internal Audit Function and Compliance

1. The Committee shall review the appointment and replacement of the Company's senior internal auditor.

2. The Committee shall review the significant reports to management prepared by the internal auditing department and meet privately with the Company's senior internal auditor at all Committee meetings to discuss any specific questions concerning internal or operational controls, or any other matters which the Committee might wish to address. The Committee shall also review management response to any significant reports prepared by the internal auditing department or to any questions concerning internal or operational controls raised by the Company's senior internal auditor or the Committee.

3. The Committee shall review and discuss with the independent auditors the internal audit function of the Company including the proposed programs for the coming year and the coordination of such programs with the independent auditors, with particular attention to maintaining an appropriate effective balance between independent and internal auditing resources. Such review shall include a discussion of the appropriate budget, staffing, and any recommended changes in the scope of the Company's internal auditing programs.

4. The Committee shall meet privately with the Company's Chief Financial Officer at all Committee meetings.

5. The Committee shall review with the independent auditors and with the Company's financial and accounting personnel the adequacy and effectiveness of the internal auditing and accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper.

6. The Committee shall monitor compliance with prescribed Company policies and procedures designed to disclose conflicts of interest, illegal payments and record-keeping, fraudulent financial practices, and unethical corporate behavior.

7. The Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

8. The Committee shall discuss with the Company's General Counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

9. The Committee shall establish procedures for the treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The committee shall investigate and take appropriate action with respect to any matter brought to its attention, within the scope of the Committee's duties, and retain outside experts for this purpose if appropriate in its judgment.

10. The Committee shall periodically review the Company's code of ethics for senior financial officers.

D.   Risk Management and Other Matters

1. The Committee shall review and discuss with management guidelines and policies with respect to risk assessment and risk management, including major financial risk exposures and the steps taken by management to monitor and control such exposures.

2. The Committee shall review with the Board any issues that arise with respect to the performance and independence of the Company's independent auditors, the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, or the performance of the internal audit function.

3. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Committee.

4. The Committee shall review and assess this Charter and the performance of this Committee annually to ensure that they are consistent with the short-term and long-range goals of the Company and recommend any proposed changes to the Board.

5. The Committee shall remain generally informed regarding current and proposed changes in SEC financial reporting requirements, generally accepted accounting principles and generally accepted auditing standards.

6. The Committee shall conduct such other duties as may be lawfully delegated to the Committee from time to time by the Board.

V.   LIMITATIONS

The purpose, authority, and responsibilities of the Committee, as set forth in this Charter, do not impose upon the Committee the duty to (1) plan or conduct audits of the Company, or (2) determine whether the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable state and federal securities laws, rules, or regulations. This duty shall remain the responsibility of the Company's independent auditors and management.

VI.  MEETINGS AND MINUTES

The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this Charter, but in no event less than once per quarter. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. In addition, the Committee shall meet with management, the internal auditors, and the independent auditor in separate executive sessions at least quarterly.

Special meetings of the Committee may be called by the Chairman of the Board or the CEO of the Company or by the Chairman of the Committee, with notice of any such special meeting to be given in accordance with the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may also, to the extent that it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

The Committee also may act by unanimous written consent in accordance with the terms of the Company's Bylaws.

Minutes of each Committee meeting and records of all other Committee actions shall be prepared by the Secretary of the Company or, if the Secretary is not present at the meeting, any person appointed by the Chairman of the Committee, and shall be retained with the permanent records of the Company.

The Committee shall report to the Board, no later than the next regular Board meeting, all decisions made and actions taken by the Committee.

                                                                         ANNEX 2

                               UNITED ENERGY CORP.
                           2001 EQUITY INCENTIVE PLAN

                   Amended and Restated Effective May 29, 2002

This 2001 Equity Incentive Plan (the "Plan") was established by United Energy Corp. (the "Corporation"), a Nevada corporation, effective as of August 22, 2001. The Board of Directors of the Corporation hereby amends and restates the Plan as set forth herein, effective as of May 29, 2002, subject to approval of the Corporation's stockholders.

     1. Purpose. The Plan is intended to offer selected employees, officers, non-employee directors and consultants of the Corporation and its Subsidiaries the opportunity to acquire a proprietary interest in the success of the Corporation, or to increase such interest, to encourage such selected persons to remain in the employ of the Corporation and to attract new employees, non-employee directors and consultants with outstanding qualifications.

     2. Definitions.

          (a) "Award" means Options or stock appreciation rights granted under the Plan.

          (b) "Award Agreement" means the written agreement by which an Award shall be evidenced.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Cause" means as determined by the Committee:

               (i) a Grantee's commission of a crime that is likely to result in injury to the Corporation or a Subsidiary;

               (ii) the material violation by the Grantee of written policies of the Corporation or a Subsidiary or of any agreements entered by and between the Grantee and the Corporation or a Subsidiary; or

               (iii) the action or inaction of the Grantee in connection with his or her duties to the Corporation or a Subsidiary resulting in an injury to the Corporation or a Subsidiary.

          (e) "Change in Control" means the occurrence of any one of the following:

               (i) any "person," as defined in Sections 13(d) and 14(d) of the 1934 Act, other than the Corporation, any of its Subsidiaries, or any employee benefit plan maintained by the Corporation or any of its Subsidiaries, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of (A) 15% or more, but no greater than 50%, of the outstanding voting capital stock of the Corporation, unless prior thereto the Board approves the transaction that results in the person becoming the beneficial owner of 15% or more, but no greater than 50%, of the outstanding voting capital stock of the Corporation, or (B) more than 50% of the outstanding voting capital stock of the Corporation, regardless of whether the transaction or event by which the foregoing 50% level is exceeded is approved by the Board;

               (ii) as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets, sale of securities, contested election, or any combination of the foregoing (a "Transaction"), the persons who were members of the Board immediately before the Transaction cease to constitute a majority of the Board; or

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               (iii) a record date is fixed for determining stockholders
          entitled to vote upon (A) a merger or consolidation of the Corporation, statutory share exchange, or other similar transaction with another corporation, partnership, or other entity or enterprise in which either the Corporation is not the surviving or continuing corporation or shares of common stock of the Corporation are to be converted into or exchanged for cash, securities other than common stock of the Corporation or other property, (B) a sale or disposition of all or substantially all of the assets of the Corporation, or (C) the dissolution of the Corporation

          (f) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

          (g) "Committee" means a committee appointed by the Board pursuant to
Section 4 to administer the Plan and to perform the functions set forth herein.

          (h) "Common Stock" means the common stock, $.01 par value, of the Corporation.

          (i) "Disability" means a mental or physical condition rendering a Grantee unable to perform his or her regular duties (as determined by the Committee, in the case of a Section 16 Grantee, or by the Chief Executive Officer or President of the Corporation in the case of any other Grantee).

          (j) "Effective Date" means August 22, 2001.

          (k) "Fair Market Value" means, as of any date, the closing price of a Share on the NASD Bulletin Board (or such other exchange or market on which the Common Stock is principally traded) or, if there were no sales on that date, the closing price on the next date on which there were sales.

          (l) "Good Reason" means the occurrence after a Change in Control without a Grantee's prior written consent, of any one or more of the following:

               (i) the assignment to the Grantee of any duties which result in a material adverse change in the Grantee's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Corporation, or any other action of the Corporation which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Corporation promptly after receipt of notice thereof given by the Grantee;

               (ii) any relocation of the Grantee's primary business office more than 50 miles from the location of the Grantee's primary business office at the time of the Change in Control; or

               (iii) a material reduction or elimination of the base salary that the Grantee was receiving immediately prior to a Change in Control or a material reduction or elimination of any incentive compensation, benefits, or perquisites that the Grantee was receiving immediately prior to a Change in Control, unless the Grantee receives additional or substitute incentive compensation, benefits, or perquisites that are comparable in the aggregate to the incentive compensation, benefits and perquisites reduced or eliminated.

          (m) "Grant Date" means the date on which the Committee grants an Award.

          (n) "Grantee" means an individual who has been granted an Award.

          (o) "ISO" means an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Code.

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


          (p) "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

          (q) "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (r) "NSO" means an Option that is not an ISO.

          (s) "Option" means an ISO or NSO granted under the Plan.

          (t) "Option Price" means the per share exercise price of an Option.

          (u) "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

          (v) "Participant" means (i) any individual who is a common-law employee of the Corporation or of a Subsidiary, (ii) a member of the Board,
(iii) any officer of the Corporation, or (iv) a consultant who performs services for the Corporation or a Subsidiary .

          (w) "Rule 16b-3" means Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

          (x) "Retirement" means termination of employment by a Grantee after attaining normal retirement age.

          (y) "SAR" means a stock appreciation right.

          (z) "SEC" means the United States Securities and Exchange Commission.

          (aa) "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Corporation.

          (bb) "Share" means a share of Common Stock.

          (cc) "Subsidiary" means, for purposes of grants of ISOs, a corporation as defined in Section 424(f) of the Code (with the Corporation being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which the Corporation owns, directly or indirectly, 50% or more of the then outstanding common stock.

          (dd) "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Subsidiary entitled to vote generally in the election of directors.

     3. Scope of the Plan. Subject to adjustment in accordance with Section 17, the total number of Shares which may be issued for awards granted under the Plan shall be 4,000,000. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all such ISOs may again be subject to ISOs under the Plan. Shares awarded under the Plan may be treasury shares or newly issued shares.

     4. Administration.

          (a) The Plan shall be administered by a Committee appointed by the Board. For purposes of Awards to a Covered Employee or a Section 16 Person, such Committee shall be comprised solely of two or more outside directors within the meaning of Treasury Regulations Section 1.162-27(e)(3) under Code Section 162(m), and shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to a Grantee who is a
Section 16 person. For purposes of Awards to a Grantee who is not a Covered Employee or a Section 16 Person, such committee shall be comprised of the entire Board or a Committee thereof, as determined by the Board.

          A "Covered Employee" means any individual who the Board determines is or may be the chief executive officer of the Corporation (or is acting in such capacity) or among the four most highly compensated officers of the Corporation (other than the chief executive officer) on the last day of the Corporation's fiscal year, as determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (b) Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

               (i) to determine when and to whom Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR;

               (ii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

               (iii) to make, amend and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforteitability of Awards upon the termination of employment of a Grantee;

               (iv) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

               (v) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

               (vi) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

               (vii) subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

               (viii) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

               (ix) to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5. Eligibility. The Committee may, in its discretion, grant Awards to any Participant, whether or not he or she has previously received an Award.

     6. Conditions to Grants.

          (a) General Conditions.

               (i) The Option Term shall under no circumstances extend more than ten years after the Grant Date and shall be subject to earlier termination as herein provided;

               (ii) Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award; and

               (iii) Not more than 500,000 shares may be subject to an Award or Awards granted to a Grantee during any single fiscal year of the Corporation.

          (b) Grant of Options. No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. The Option Price of an Option may be the Fair Market Value of a Share on the Grant Date or may be less than or more than that Fair Market Value.

          (c) Grant of ISOs. At the time of the grant of any Option, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit the Option to qualify as an ISO. Any Option designated as an ISO:

               (i) shall be granted only to Participants who are common law employees of the Corporation or a Subsidiary;

               (ii) shall, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on the Grant Date;

               (iii) shall be for a period of not more than ten years (five years in the case of an ISO granted to a 10% Owner) from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

               (iv) shall meet the limitations of this subparagraph 6(c)(iv). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds $100,000 (the "Limit"), taking into account Shares subject to all ISOs granted by the Corporation which are held by the Grantee, the excess will be treated as NSOs. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to Options shall be determined as of the Grant Dates of the Options. In reducing the number of Options treated as ISOs to meet the Limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

               (v) shall be granted within ten years from the Effective Date;

               (vi) shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (generally, a disposition within two years from the Grant Date of the ISO and one year from the date of exercise) (a "Disqualifying Disposition"), within ten business days after such Disqualifying Disposition; and

               (vii) unless otherwise permitted by the Code, shall by its terms not be assignable, or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; except that the Grantee may, in accordance with Section 6(e), designate in writing a beneficiary to exercise his or her ISOs after the Grantee's death.

          (d) Grant of SARs.

               (i) When granted, SARs may, but need not, be identified with a specific Option of the Grantee (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (x) the expiration, termination, forfeiture, or cancellation of such Option or (y) the exercise of such Option; and

               (ii) The strike price ("Strike Price") of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

          (e) Non-transferability. An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee or his or her guardian or legal representative, except that, subject to
Section 6(c) (in respect of ISOs), a Grantee may, if permitted by the Committee, in its discretion, (i) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Corporation prior to the Grantee's death) and (ii) transfer the Award to one or more members of the Grantee's immediate family, which means with respect to a Grantee, his or her spouse, children, and grandchildren.

     7. Exercise.

          (a) Exercise of Options.

               (i) Subject to Section 6 and except as otherwise provided in the applicable Award Agreement, each Option shall become exercisable at such time or times as may be specified by the Committee from time to time;

               (ii) An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares;

               (iii) Payment of the Option Price may be made by any one or more of the following means:

                    (A) cash, personal check, or wire transfer;

                    (B) Mature Shares, valued at their Fair Market Value on the date of exercise;

                    (C) in accordance with procedures previously approved by the
               Corporation, through the sale of the Shares acquired on exercise of the Option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Corporation the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Corporation, the amount of federal, state or local withholding taxes payable by the Grantee by reason of such exercise;

                    (D) by directing the Corporation to withhold such number of
               Shares otherwise issuable upon exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the Option Price; or

                    (E) in the discretion of the Committee, payment may also be made in accordance with Section 8.

          (b) Exercise of SARs.

               (i) Subject to Section 6(d), and except as otherwise provided in the applicable Award Agreement, (x) each SAR not identified with any other Award shall become exercisable with respect to 25 % of the Shares subject thereto on each of the first four year anniversaries of the Grant Date of such SAR unless the Committee provides otherwise in the Award Agreement, and (y) each SAR which is identified with any other Award shall become exercisable as and to extent that the Option may be exercised.

               (ii) SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs.

               (iii) The benefit for each SAR exercised shall be equal to (x) the Fair Market Value of a Share on the date of such exercise, minus
          (y) the Strike Price of such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

          (c) Change in Control. If, within 12 months after a Change in Control, the employment of a Grantee who is a common law employee of the Corporation or a Subsidiary is terminated by the Corporation without Cause or by the Grantee for Good Reason, then all unvested Awards shall immediately become fully exercisable or payable, as applicable.

          (d) Pooling Considerations. Any provision of the Plan to the contrary notwithstanding, if the Committee determines, on the basis of advice from the Corporation's independent auditors received prior to a business combination involving the Corporation, that the exercise or payment of any Award would be likely to preclude the use of pooling-of-interests accounting ("pooling") with respect to that transaction, the effect of which would be materially adverse to such business combination, the Committee may unilaterally cancel such Award prior to the Change in Control if the Committee grants a substitute Award or the Corporation pays a substitute benefit in the form of Shares or other benefits that are as comparable in form and value to the canceled Award as practicable and the Committee determines, on the basis of advice from the Corporation's independent auditors, that such substitute grant or payment would not cause the transaction to become ineligible for pooling-of-interests accounting treatment.

     8. Loans and Guarantees. The Committee may in its discretion allow a Grantee to defer payment to the Corporation of all or any portion of (i) the Option Price of an Option, or (iii) any taxes associated with the exercise or payment of benefits in connection with, an Award, or cause the Corporation to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, or any related taxes. Any such payment deferral or guarantee by the Corporation shall be on such terms and conditions as the Committee may determine, except that a Grantee shall not be entitled to defer the payment of such Option Price, or any related taxes unless the Grantee enters into a binding obligation to pay the deferred amount. If the Committee has permitted a payment deferral or caused the Corporation to guarantee a loan in accordance with this Section, then the Committee may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's terminating of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral or guarantee. The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

     9. Mandatory Tax Withholding.

          (a) Whenever Shares are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Corporation shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Corporation's discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or (iii) any combination of the foregoing.

          (b) Any Grantee who makes a Disqualifying Disposition shall remit to the Corporation an amount sufficient to satisfy all resulting Required Withholding; except that in lieu of or in addition to the foregoing, the Corporation shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

     10. Elective Share Withholding.

          (a) Subject to the provisions of this Section 10, a Grantee may elect the withholding ("Share Withholding") by the Corporation of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award (a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with the respect to the Taxable Event.

          (b) Each Share Withholding election shall be subject to the following conditions:

               (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

               (ii) the Grantee's election must be made before the date on which the amount to be withheld is determined; and

               (iii) the Grantee's election shall be irrevocable.

     11. Termination of Employment.

          (a) For Cause. If a Grantee's employment is terminated for Cause, any unexercised Option or SAR shall terminate effective immediately upon such termination of employment.

          (b) On Account of Retirement. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Retirement, then any unexercised Option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first three years after such termination of employment (but only during the Option Term) by the Grantee.

          (c) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of death, then any unexercised Option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first 12 months after the death of the Grantee (but only during the Option Term) by (A) his or her personal representative or by the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's designated beneficiary.

          (d) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Disability, then any unexercised Option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by (A) the Grantee, or (B) his or her representative.

          (e) Any Other Reason. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates for any reason other than for Cause, Retirement, death, or Disability, then any unexercised Option or SAR, to the extent exercisable immediately before the Grantee's termination of employment, may be exercised in whole or in part, not later than three months after such termination of employment (but only during the Option Term).

          (f) Extension of Term. In the event of a termination of the Grantee's employment other than for Cause, the term of any Award (whether or not exercisable immediately before such termination) which would otherwise expire after the Grantee's termination of employment but before the end of the period following such termination of employment described in subparagraphs (b), (c) and
(d) of this Section for exercise of Awards may, in the Committee's discretion, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Committee may further extend the period of exercisability to permit any unexercised portion thereof to be exercised within a specified period provided by the Committee.

     12. Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payment not yet made to a Grantee by the Corporation, nothing contained herein shall give any such Grantee any rights that are greater than those of a general creditor of the Corporation.

     13. Securities Law Matters. If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel to the Corporation, the Committee determines that the exercise or delivery of benefits pursuant to any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Corporation's equity securities, then the Committee may postpone any such exercise or delivery, as applicable, but the Corporation shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

     14. No Employment Rights. Neither the establishment of the Plan, nor the grant of any Award shall (a) give any Grantee the right to remain employed by the Corporation or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Corporation or any Subsidiary to modify, amend, or terminate any employee benefit plan.

     15. No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of the Corporation with respect to the Shares which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her.

     16. Non-uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated.

     17. Adjustments.

          (a) The Committee shall make equitable adjustment of:

               (i) the aggregate number of Shares available under the Plan for Awards;

               (ii) the number of Shares or SARs covered by an Award; and

               (iii) the Option Price of all outstanding Options and the Strike Price of all outstanding SARs, to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation, or similar event, of or by the Corporation.

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


          (b) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock of the surviving or successor corporation that are registered under Section 12 of the 1934 Act:

               (i) there shall be substituted for each Option and SAR outstanding on the date of the consummation of a corporate transaction relating to such Change in Control, a new Option or SAR, as the case may be, reflecting the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control and providing each Grantee with rights that are substantially identical to those under this Plan in all material respects; and

               (ii) in the event of any such substitution, the purchase price per share in the case of an Option and the Strike Price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without a change in the aggregate purchase price or Strike Price.

     18. Amendment of the Plan. The Board may from time to time, in its discretion, amend the Plan without the approval of the Corporation's stockholders, except (i) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Corporation's equity securities and (ii) that the Board may not without the approval of the Corporation's stockholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan or materially modify the Eligibility requirements.

     19. Termination of the Plan. The Plan shall terminate on the ten year anniversary of the Effective Date or at such earlier time as the Board may determine. No termination shall affect any Award then outstanding under the Plan.

     20. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Corporation of any applicable law or regulation.

     21. Controlling Law. The law of the State of New York shall control all matters relating to the Plan.

     22. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

                               UNITED ENERGY CORP.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2002.

Sanford M. Kimmel and Rodney I. Woods, and each of them, as true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are herby authorized to represent and to vote all shares of Common Stock of United Energy Corp. ("the Company") held of record by the undersigned on October 4, 2002 at the Annual Meeting of Shareholders to be held at 11:00 a.m. on Tuesday November 6, 2002 at the offices of Greenberg Traurig, LLP, MetLife Building, 15th Floor, 200 Park Avenue, New York, N.Y. 10166 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE AND FOR PROPOSALS 2.

1.   Election of Directors - Nominees are:

     ROBERT DEAK             [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

     ANDREW LUNDQUIST        [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

     ANDREA PAMPANINI        [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

     MARTIN RAPPAPORT        [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

     RON WILEN               [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

     RODNEY WOODS            [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

     [  ]  FOR         [  ]  AGAINST           [  ]  ABSTAIN

2. To approve the amended and restated 2001 Equity Incentive Plan, to expand the number of shares to a total of four million shares.

     [  ]  FOR         [  ]  AGAINST           [  ]  ABSTAIN

3. Discretionary authority is hereby granted with respect to such other matters as may be properly come before the meeting.

     IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNWER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF A SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: _____________________, 2002
      --------------------------------------

                                    Signature

                                    --------------------------------------

                                    Signature if held jointly



     THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STSATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.